Exhibit 99.(n)(ii)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of TEKLA WORLD HEALTHCARE FUND (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Christopher P. Harvey and Allison M. Fumai and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 relating to the issuance by the Fund of non-transferable rights to purchase the Fund’s common shares (the “Offer”) to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the Offer approved by the Trustees of the Fund on January 7, 2021, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/Daniel R. Omstead
Signature

Daniel R. Omstead
Printed Name

February 17, 2021
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of TEKLA WORLD HEALTHCARE FUND (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Christopher P. Harvey and Allison M. Fumai and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 relating to the issuance by the Fund of non-transferable rights to purchase the Fund’s common shares (the “Offer”) to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the Offer approved by the Trustees of the Fund on January 7, 2021, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/Laura Woodward
Signature

Laura Woodward
Printed Name

February 17, 2021
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of TEKLA WORLD HEALTHCARE FUND (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Christopher P. Harvey and Allison M. Fumai and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 relating to the issuance by the Fund of non-transferable rights to purchase the Fund’s common shares (the “Offer”) to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the Offer approved by the Trustees of the Fund on January 7, 2021, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/Oleg M. Pohotsky
Signature

Oleg M. Pohotsky
Printed Name

February 17, 2021
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of TEKLA WORLD HEALTHCARE FUND (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Christopher P. Harvey and Allison M. Fumai and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 relating to the issuance by the Fund of non-transferable rights to purchase the Fund’s common shares (the “Offer”) to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the Offer approved by the Trustees of the Fund on January 7, 2021, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/Jeffrey A. Bailey
Signature

Jeffrey A. Bailey
Printed Name

February 17, 2021
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of TEKLA WORLD HEALTHCARE FUND (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Christopher P. Harvey and Allison M. Fumai and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 relating to the issuance by the Fund of non-transferable rights to purchase the Fund’s common shares (the “Offer”) to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the Offer approved by the Trustees of the Fund on January 7, 2021, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/Rakesh K. Jain
Signature

Rakesh K. Jain
Printed Name

February 17, 2021
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of TEKLA WORLD HEALTHCARE FUND (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Christopher P. Harvey and Allison M. Fumai and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 relating to the issuance by the Fund of non-transferable rights to purchase the Fund’s common shares (the “Offer”) to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the Offer approved by the Trustees of the Fund on January 7, 2021, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/Thomas M. Kent
Signature

Thomas M. Kent
Printed Name

February 17, 2021
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of TEKLA WORLD HEALTHCARE FUND (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Christopher P. Harvey and Allison M. Fumai and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 relating to the issuance by the Fund of non-transferable rights to purchase the Fund’s common shares (the “Offer”) to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the Offer approved by the Trustees of the Fund on January 7, 2021, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/William S. Reardon
Signature

William S. Reardon
Printed Name

February 17, 2021
Date

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee or Officer of TEKLA WORLD HEALTHCARE FUND (the “Fund”) constitutes and appoints Daniel R. Omstead, Laura Woodward, Christopher P. Harvey and Allison M. Fumai and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place, and stead, in any and all capacities, to sign the Fund’s registration statement on Form N-2 relating to the issuance by the Fund of non-transferable rights to purchase the Fund’s common shares (the “Offer”) to be filed pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the Offer approved by the Trustees of the Fund on January 7, 2021, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

/s/Lucinda H. Stebbins
Signature

Lucinda H. Stebbins
Printed Name

February 17, 2021
Date